Exhibit 99.10

                       GE CAPITAL MORTGAGE SERVICES, INC.

                           DISTRIBUTION DATE STATEMENT

                                  February 1998

                   REMIC Multi-Class Pass-Through Certificates

                                  Series 1997-4

     Pursuant to the Pooling and Servicing Agreement dated as of April 1, 1997 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank and Trust Company (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

(a) The amounts below (other than for Class R) are for a Single Certificate of $1,000:

     i)   The amount of such distribution allocable to principal:

     Class 4-A1....$     0.00000000     Class 4-A12....$     0.00000000
     Class 4-A2....$    78.22814553     Class 4-PO.....$     0.94783840
     Class 4-A3....$     0.00000000     Class 4-M......$     0.72531706
     Class 4-A4....$    31.04668932     Class 4-B1.....$     0.72531794
     Class 4-A5....$     0.00000000     Class 4-B2.....$     0.72531794
     Class 4-A6....$     9.37125177     Class 4-B3.....$     0.72531927
     Class 4-A7....$     0.00000000     Class 4-B4.....$     0.72532319
     Class 4-A8....$    69.02971647     Class 4-B5.....$     0.72532029
     Class 4-A9....$     0.00000000     Class 4-R......$     0.00000000
     Class 4-A10...$     0.00000000
     Class 4-A11...$     0.00000000

     ii) Principal Prepayments included in the above principal distribution (including the Scheduled Principal Balances of all Defaulted Mortgage Loans and Defective Mortgage Loans purchased pursuant to Section 2.02,
          2.03 (b) or 3.16, respectively,  and any amounts deposited pursuant to
          Section 2.03(b) in connection with the substitution of any Mortgage Loans pursuant to Section 2.02 or 2.03(a), the proceeds of which are being distributed on such Distribution Date):

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     Class 4-A1....$      0.00000000     Class 4-A12...$     0.00000000
     Class 4-A2....$     75.91590732     Class 4-M.....$     0.00000000
     Class 4-A3....$      0.00000000     Class 4-PO....$     0.91982255
     Class 4-A4....$     30.12902291     Class 4-B1....$     0.00000000
     Class 4-A5....$      0.00000000     Class 4-B2....$     0.00000000
     Class 4-A6....$      9.09425982     Class 4-B3....$     0.00000000
     Class 4-A7....$      0.00000000     Class 4-B4....$     0.00000000
     Class 4-A8....$     66.98936198     Class 4-B5....$     0.00000000
     Class 4-A9....$      0.00000000     Class 4-R.....$     0.00000000
     Class 4-A10...$      0.00000000
     Class 4-A11...$      0.00000000

     iii) The amount of such distribution to the Certificateholders of each class, allocable to Interest:

     Class 4-A1....$      6.25000000     Class 4-A12...$     6.25000000
     Class 4-A2....$      3.53527073     Class 4-M.....$     6.21042199
     Class 4-A3....$      6.25000000     Class 4-PO....$     0.00000000
     Class 4-A4....$      5.17259560     Class 4-B1....$     6.21042201
     Class 4-A5....$      6.25000000     Class 4-B2....$     6.21041916
     Class 4-A6....$      5.73896938     Class 4-B3....$     6.21042189
     Class 4-A7....$      0.00000000     Class 4-B4....$     6.21032319
     Class 4-A8....$      5.29525426     Class 4-B5....$     6.21038485
     Class 4-A9....$      6.25000000     Class 4-R.....$     0.00000000
     Class 4-A10...$      6.25000000     Class 4-S.....$     0.21183123
     Class 4-A11...$      6.25000000

     iv)  The amount of servicing  compensation  received by the Company  during
          the month preceding the month of distribution:.....$         65,230.36

(b)  The amounts below are for the aggregate of all Certificates.

     v) The Pool Scheduled Principal Balances of each Mortgage Pool on the preceding Due Date after giving effect to all distributions allocable
          to principal made on such Distribution Date:.......$    313,846,022.25

          The  aggregate  number of Mortgage  Loans  included  in the  Scheduled
          Principal Balance set forth above:.................              1,136

     vi) The Class Certificate Principal Balance of each Class and the Certificate Principal Balance of a Single Certificate of each Class after giving effect to (i) all distributions allocable to principal made on such Distribution Date and (ii) the allocation of any Realized Losses and any Subordinate Writedown Certificate Amount for such Distribution Date:

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                                      Class Certificate           Single
                                      Principal Balance     Certificate Balance
                                      -----------------     -------------------

          Class 4-A1..................$   21,540,000.00   $     1,000.00
          Class 4-A2..................$   17,436,303.18   $       487.42
          Class 4-A3..................$   22,546,000.00   $     1,000.00
          Class 4-A4..................$   23,560,109.25   $       796.57
          Class 4-A5..................$   45,556,000.00   $     1,000.00
          Class 4-A6..................$    6,411,125.68   $       908.86
          Class 4-A7..................$   10,642,874.32   $     1,064.29
          Class 4-A8..................$   43,476,312.06   $       778.21
          Class 4-A9..................$   19,614,000.00   $     1,000.00
          Class 4-A10.................$   34,511,000.00   $     1,000.00
          Class 4-A11.................$   20,612,000.00   $     1,000.00
          Class 4-A12.................$   32,552,000.00   $     1,000.00
          Class 4-PO..................$      588,368.64   $       990.93
          Class 4-M...................$    4,353,058.32   $       992.94
          Class 4-B1..................$    3,482,248.06   $       992.94
          Class 4-B2..................$    3,482,248.06   $       992.94
          Class 4-B3..................$    1,741,620.50   $       992.94
          Class 4-B4..................$      522,287.55   $       992.94
          Class 4-B5..................$    1,218,466.63   $       992.94
          Class 4-R...................$            0.00   $         0.00
          Class 4-S...................$  284,573,381.10   $       886.07

     vii) The following pertains to any real estate acquired on behalf of Certificateholders through foreclosure, or grant of a deed in lieu of foreclosure or otherwise, of any REO Mortgage Loan:

          book value......................................$            0.00
          unpaid principal balance........................$            0.00
          number of related mortgage loans................                0

     viii)The aggregate number and aggregate Principal Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were:

          (a)  delinquent
               (1)  30-59 days
                   *Number           9  *Principal Balance $      2,080,734.19
               (2)  60-89 days
                    Number           2   Principal Balance $        285,297.00
               (3)  90 days or more
                    Number           0   Principal Balance $              0.00

          (b)  in foreclosure
                    Number           0   Principal Balance $              0.00

     ix) The Scheduled Principal Balance of any Mortgage Loan replaced pursuant to Section 2.03(b), and of any Modified Mortgage Loan purchased
          pursuant to Section 3.01(c): ..............      $              0.00

     x) The Certificate Interest Rates, applicable to the Interest Accrual Period relating to such Distribution Date:

          Class 4-S: ........................      0.277300%


          1.  Senior Percentage for such Distribution Date: ....... 95.38378500%

          2.  Group I Senior Percentage for such Distribution Date: 79.92482200%

          3.  Group II Senior Percentage for such Distribution Date:15.45896300%

          4.  Senior Prepayment Percentage for such Distribution
              Date:................................................100.00000000%

          5.  Group I Senior Prepayment Percentage for such
              Distribution Date: ..................................100.00000000%

          6.  Group II Senior Prepayment Percentage for such
              Distribution Date: ..................................  0.00000000%

          7.  Junior Percentage for such Distribution Date: ........ 4.61621500%

          8.  Junior Prepayment Percentage for such Distribution
              Date: ................................................ 0.00000000%